Registration Nos:  333-66819
                                                                      811-09095


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [  X  ]


                    Pre Effective Amendment No. 1                        [  X  ]
                    Post Effective Amendment No. _______                 [     ]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [  X  ]


                    Amendment No. 1                                      [  X  ]


                                  LAMCO TRUST I
                            --------------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                -------------------------------------------------
                     (Address of Principal Executive Office)

                                 (617) 426-3750
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                             John L. Davenport, Esq.
                  Vice President and Associate General Counsel
                        Liberty Financial Companies, Inc.
                              Federal Reserve Plaza
                                Boston, MA 02210
                                ----------------
                     (Name and Address of Agent for Service)
           ----------------------------------------------------------


     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                                  LAMCO TRUST I
                                  --------------

                              Cross Reference Sheet
                              ---------------------

                     Liberty All-Star Growth and Income Fund
                     ---------------------------------------


Item Number of Form N1A        Location or Caption in Prospectus
-----------------------        ---------------------------------

Part A
------

     1.                        Cover Page
     2.                        Summary of Expenses
     3.                        Inapplicable
     4.                        The Fund's Investment Objective; Organization and
                               History; How the Fund Pursues its Objective and
                               Certain Risk Factors
     5. Cover Page; How the Fund is Managed; Organization and History; The Fund's Investment Objective;
                               Back Cover
     6.                        Organization and History; Distributions and
                               Taxes; How to Buy Shares
     7.                        Cover Page; Summary of Expenses; How to Buy
                               Shares; How the Fund Values its Shares; 12b-1
                               Plan; Back Cover
     8.                        Summary of Expenses; How to Sell Shares; How to
                               Exchange Shares; Telephone Transactions
     9.                        Not Applicable


                               Location or Caption in Statement of
Item Number of Form N-1A       Additional Information
------------------------       ----------------------

Part B
------

     10.                       Cover Page
     11.                       Table of Contents
     12.                       Not Applicable
     13.                       Investment Objective and Policies; Fundamental
                               Investment Policies; Other Investment Policies;
                               Description of Certain Investments; Portfolio
                               Turnover
     14.                       Other Charges and Expenses; Management of the
                               Fund
     15.                       Other Charges and Expenses
     16.                       Fund Charges and Expenses; Management of the
                               Funds
     17.                       Other Charges and Expenses; Management of the
                               Funds
     18.                       Shareholder Meetings
     19.                       How to Buy Shares; Determination of Net Asset
                               Value; Suspension of Redemptions; Special
                               Purchase Programs/Investor Services; Programs for
                               Reducing or Eliminating Sales Charges; How to
                               Sell Shares
     20.                       Taxes
     21.                       Other Charges and Expenses; Management of the Fund
     22.                       Other Charges and Expenses; Performance Measures
     23.                       Financial Statements

January   , 1998


LIBERTY ALL-STAR GROWTH
AND INCOME FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Liberty All-Star Growth and Income Fund (Fund), a diversified portfolio of LAMCO Trust I (Trust), an open-end management investment company, seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

The Fund is managed by Liberty Asset Management Company (Advisor), an investment advisor since 1985 and an affiliate of the Administrator. The Fund's investment program is based upon the Advisor's multi-manager concept. The Advisor allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). See "How the Fund Pursues its Objective and Certain Risk Factors."


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the January , 1999 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


The Fund offers multiple classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                              Page
Summary of Expenses                                    2
The Fund's Investment Objective                        3
How the Fund Pursues its Objective and
  Certain Risk Factors                                 3
How the Fund Measures its Performance                  7
How the Fund is Managed                                7
Year 2000                                              8
How the Fund Values its Shares                         9
Distributions                                          9
Taxes
How to Buy Shares                                      9
How to Sell Shares                                    11
Telephone Transactions                                12
12b-1 Plan                                            12
Organization and History                              12

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                       xx-xx-498

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your estimated annual expenses for an investment in Class A, Class B and Class C shares of the Fund. "Other expenses" are based on estimated amounts for the current fiscal year. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses(1)(2)

                                                                                  Class A       Class B      Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)     5.75%         0.00%(4)     0.00%(4)
(3)
Maximum Contingent Deferred Sales Charge (as a % of offering price) (3)           1.00%(5)      5.00%        1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Estimated Annual Operating Expenses (as a % of average net assets)


                                                           Class A               Class B            Class C
Management fees (after fee waiver)(6)                      0.29%                0.29%               0.29%
12b-1 fees                                                 0.25                 1.00                1.00
Other expenses                                             0.96                 0.96                0.96
                                                           ----                 ----                ----
Total operating expenses (after fee waiver)(6)             1.50%                2.25%               2.25%
                                                           ====                 ====                ====

(6) The Advisor and the Administrator have voluntarily agreed to waive a portion of their management fees such that "Total operating expenses" (exclusive of brokerage, interest, taxes, 12b-1 distribution and service fees and extraordinary expenses) do not exceed 1.25% per annum. The waiver is expected to continue at least until April 30, 2000. Absent such voluntary fee waiver, "Management fees" would be 0.80% per annum for each Class of shares, and "Total operating expenses" would be 2.01% per annum for Class A shares and 2.76% for each of Class B and Class C shares. See "How the Fund is Managed" for other fees paid to the Advisor and its affiliates.


Example

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in the Class A, Class B and Class C shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The expense numbers in the Example assume the fee waiver described above is in effect. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


                      Class A                      Class B                                  Class C
Period:                                       (7)                (8)                 (7)                  (8)
1 year                 $ 72                  $ 73               $23               $33                    $23
3 years                $102                  $100               $70               $70(9)                 $70

(7)  Assumes redemption at period end.

(8)  Assumes no redemption.

(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


Investment Program; Multi-Management. The Fund invests primarily in equity securities, defined as common and preferred stocks and securities convertible into such stocks, and securities having common stock characteristics (such as warrants and rights to purchase equity securities). The Fund also may invest in sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) (ADRs). The Fund may lend its portfolio securities.


The Fund's investment program is based upon the Advisor's multi-manager concept. The Advisor allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers)--currently five in number--each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In the Advisor's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

    (i) most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

    (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

    (iii) consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

    (iv) more consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Advisor, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, has selected Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to the Fund's investment objective.

The Advisor continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund's Portfolio Managers.


The Fund and Advisor have applied to the Securities and Exchange Commission for an exemptive order that would permit the Advisor and the Trust to enter into a portfolio management agreement with a new Portfolio Manager (whether in connection with the replacement of an existing Portfolio Manager or the addition of a Portfolio Manager), or with an existing Portfolio Manager (or its successor) following a transaction resulting in a change of control of such Portfolio Manager, in either case without a vote of shareholders of the Fund. Information regarding any new or additional Portfolio Manager would be sent to shareholders within 90 days of the date of the change or addition. Until such exemptive order is issued, changes or additions of Portfolio Managers will require shareholder approval.


The Fund's current Portfolio Managers are:


   J. P. Morgan Investment Management Inc.
   OpCap Advisors
   Boston Partners Asset Management, L.P.
   Westwood Management Corp.
   Wilke/Thompson Capital Management, Inc.

The Advisor also is the manager of Liberty All-Star Equity Fund, a multi-managed closed-end fund, and Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end fund that serves as an investment vehicle for variable annuities and life insurance policies issued by insurance companies. These other funds have the same investment objective and investment program as the Fund, and currently have the same Portfolio Managers (except that Oppenheimer Capital, an affiliate of OpCap Advisors with the same portfolio management personnel, acts as Portfolio Manager of the other funds). The Advisor expects that all three funds will make corresponding changes if and when Portfolio

Managers are changed in the future. Notwithstanding their identical investment objectives and programs and Portfolio Managers, the Fund's investment performance may not be the same as these other funds because they have different expense ratios, commenced operations on different dates, may have a different cost basis in commonly held securities, and may hold different securities. In addition, unlike the Fund, Liberty All-Star Equity Fund as a closed-end investment company operates with a relatively fixed capitalization and is not subject to inflows and outflows of cash resulting from net sales or redemptions of its shares.

Although under normal circumstances the Fund will remain substantially fully invested in equity securities, up to 35% of its total assets may be invested in U.S. dollar denominated money market instruments of the type described under "Cash Reserves and Repurchase Agreements." The Fund may temporarily reduce its investments in equity securities and invest without limit in such money market instruments for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

The Fund may remain substantially fully invested in equity securities during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.




Short-Term Trading and Portfolio Turnover. In seeking to attain the Fund's objective, the Portfolio Managers will buy or sell portfolio securities whenever they believe it appropriate from an investment standpoint. Their decisions will not generally be influenced by how long the Fund may have owned the security. Changes in the Fund's Portfolio Managers and rebalancings of its portfolio among the Portfolio Managers may result in changes in the securities held by the Fund that otherwise would not have been made. Changes in the securities held by the Fund may result in the realization of distributable capital gains, which are taxable to shareholders.


Cash Reserves and Repurchase Agreements. The Fund may invest temporarily available cash in U.S. dollar denominated money market instruments. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; time deposits; bankers' acceptances; high quality commercial paper; and repurchase agreements.


Under a repurchase agreement, the Fund purchases a security (usually a U.S. Government security) from a securities dealer or bank, which simultaneously agrees to repurchase the security from the Fund on an agreed upon date (usually not more than seven days from the date of purchase), and at an agreed upon price reflecting the original purchase price plus interest. The obligation of the dealer or bank to repurchase the securities at the agreed upon repurchase price is fully collateralized by the underlying securities, which are held for the Fund by its custodian through the federal book entry system and are marked to market on a daily basis. In the event of a bankruptcy or default of the securities dealer or bank, the Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral declines in value during this period. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.


Securities Lending. The Fund may lend portfolio securities to certain institutions (principally broker-dealers) that the Advisor considers qualified in order to increase income. The loans will not exceed 30% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults.


ADRs. With respect to equity securities, the Fund may purchase sponsored and unsponsored ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of that bank or a corresponding bank and traded on a United States exchange or in an over-the-counter market. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. In the case of ADRs which are not issued at the instance of the issuer of the underlying foreign security ("unsponsored" ADRs), the Fund may be required to pay its proportionate share of the expenses of the depository bank and may have greater difficulty in receiving shareholder communications from the issuer of the underlying foreign security than it would have with a sponsored ADR. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. Investments in ADRs, however, are otherwise subject to the same general considerations and risks pertaining to foreign securities, including the possibility of unfavorable currency exchange rates, less liquid markets, the potential imposition of exchange control regulations (including currency blockage), and political and economic instability.


Certain Derivative Investments. The Fund may engage in transactions in certain kinds of derivative instruments. Such transactions will be entered into (i) for hedging purposes or (ii) to maintain market exposure in connection with (A) the Advisor's rebalancing of the Fund's Portfolio among Portfolio Managers or (B) changes in Portfolio Managers. The Fund also may purchase and sell options on individual securities for hedging purposes or to increase investment return.

The derivative instruments in which the Fund may engage include U.S. and foreign stock and bond index futures contracts, U.S. and foreign interest rate futures contracts, options on stock, bond and interest rate futures contracts, and options on individual securities.

A financial futures contract creates an obligation by the seller of the contract to pay to the buyer an amount of cash determined by multiplying a specified amount by the difference between the value of a specified index (based on stocks, bonds, or interest rates) at the contract's settlement date and some specified benchmark index value. The seller's obligation under a futures contract can be terminated before the settlement date by purchasing a similar offsetting (opposite way) contract. Similarly, a purchase of a futures contract can be terminated by a similar offsetting sale. Gain or loss on a futures contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell a specific security or futures contract at a specified price prior to the option's specified expiration date. A call option gives the option purchaser the right to buy from the option seller (writer); a put option gives the option purchaser the right to sell to the option writer.

The Fund will pay a premium to purchase an option, which will become a loss if the option expires unexercised. The Fund will receive a premium for writing an option, which increases its return if the option expires unexercised or is closed out at a profit. When the Fund writes a call option on a specific security, it may become obligated to sell the security at a below market price. Similarly, if the Fund writes a put option on a specific security, it may become obligated to buy the security at an above market price.

With respect to each futures contract or call option purchased, the Fund will set aside in a segregated account maintained with its custodian (or broker, if legally permitted) cash or liquid securities in an amount equal to the market value of the futures contract or option, less the initial margin deposit. The Fund will write only "covered" options, meaning that, so long as the Fund is obligated as the writer of a call option, it must own the underlying security subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of a put option written by the Fund, the Fund will maintain in a segregated account with the Fund's custodian cash or liquid securities at all times to the price to be paid if the option is executed.

Transactions in futures and options may not precisely achieve the goals of hedging, gaining or maintaining market exposure or increasing returns, as applicable, to the extent there is an imperfect correlation between the price movements of the futures contracts or options and of the underlying securities. In addition, if a Portfolio Manager's prediction on stock or bond market movements or changes in interest or currency exchange rates is inaccurate, the Fund may be worse off than if it had not used such derivative investment techniques.

For more information on these derivative investments, see "Description of Certain Investments--Futures Contracts and Related Options" and "--Options on Securities" in the Statement of Additional Information.

Leverage Risks Associated with Certain Investment Techniques. Certain investment techniques that may be used by the Fund may present additional risks associated with the use of leverage. These techniques are forward commitments and the purchase of securities on a when-issued basis, the purchase and sale of foreign currency on a forward basis, the purchase and sale of certain futures contracts and options thereon, and the purchase and sale of certain options. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements designed to reduce (but not necessarily eliminate) the effect of leverage, the Fund will either "cover" its obligations under such transactions by holding the securities or other commodities (or rights to acquire the securities or such commodities) it is obligated to deliver under such transactions, or deposit and maintain in a segregated account with its custodian cash, liquid securities or securities denominated in the particular foreign currency equal in value to the Fund's obligations under such transactions.

Certain Policies to Reduce Risk. The Fund has adopted certain investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. These investment restrictions are set forth in the Statement of Additional Information.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other Information. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's investment policies that are identified as "fundamental" in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

The Fund's performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Advisor.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Fund's shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Fund. Each of the Advisor, the Administrator, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Advisor furnishes the Fund with investment management services. The Management Agreement authorizes the Advisor to recommend for appointment one or more Portfolio Managers pursuant to a portfolio management agreement among the Trust, on behalf of the Fund, the Advisor and the applicable Portfolio Manager, and to allocate and reallocate from time to time the Fund's portfolio assets among the Portfolio Managers for investment management. The Management Agreement provides that each Portfolio Manager shall have full investment discretion and authority to make all determinations with respect to the investment of the portion of the Fund's assets assigned to such Portfolio Manager by the Advisor. For these services, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.60% (subject to the voluntary fee waiver agreement referred to under "Estimated Annual Operating Expenses" above).

Pursuant to a separate portfolio management agreement with each Portfolio Manager, the Advisor and the Fund, the Advisor pays each such Portfolio Manager other than OpCap Advisors a fee at the annual rate of 0.30% of the average daily net asset value of that portion of the Fund's portfolio assigned to such Portfolio Manager. The agreement with OpCap Advisors provides for a fee of 0.40% per year of the average daily net asset value of the portion of the Fund's portfolio assigned to it up to $100 million and 0.30% of such average daily net asset value in excess of $100 million. OpCap Advisors has voluntarily agreed, however, to waive any fee in excess of 0.30% until the earlier of January , 2001 or the date the total of the Fund's net assets reaches $100 million. Any increase in the fee payable to OpCap Advisors following the expiration of its fee waiver agreement will be borne by the Advisor.


No one individual at the Advisor is responsible for the Advisor's investment management of the Fund. The following individuals are responsible for the management of the Fund's assets assigned to the particular Portfolio Manager:

Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management, Inc., manages the portion of the Fund's portfolio assigned to that firm. J.P. Morgan Investment Management, Inc. is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a New York Stock Exchange listed bank holding company the principal banking subsidiary of which is Morgan Guaranty Trust Company of New York.


John Lindenthal, Managing Director of Oppenheimer Capital, the parent of OpCap Advisors, manages the portion of the Fund's portfolio assigned to OpCap Advisors.


Mark E. Donovan, Chairman of the Equity Strategy Committee of Boston Partners Asset Management, L.P., manages the portion of the Fund's portfolio assigned to that firm. Boston Partners Asset Management, L.P. ("Boston Partners") was founded in April, 1995 by three former principal officers of the Boston Company Asset Management, Inc. Boston Partners is a limited partnership of which Boston Partners, Inc. is the sole general partner.

Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp., a wholly-owned subsidiary of Southwest Securities Group, Inc., manages the portion of the Fund's portfolio assigned to that firm.

Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc., manages the portion of the Fund's portfolio assigned to that firm. Anthony L. Ventura, President, owns 23% of its outstanding shares, and Mark A. Thompson, Chairman and Chief Investment Officer, owns 56% of its outstanding shares. The balance of such shares are owned by other employees.


The Administrator provides certain administrative services to the Fund, for which the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of the Fund's average daily net assets. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $3,000 plus a percentage of the Fund's average daily net assets over $50 million.


The Transfer Agent provides transfer agency and shareholder services to the Fund for a monthly fee at the annual rate of 0.236% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor and its affiliates may agree.

The Portfolio Managers place all orders for purchase and sale of portfolio securities. In selecting broker-dealers, the Portfolio Managers may consider research and brokerage services furnished by such broker-dealers to the Advisor or the Portfolio Managers. In recognition of the research and brokerage services provided, a Portfolio Manager may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services.

Fund expenses consist of the management, administration, pricing and bookkeeping, shareholder service and transfer agent fees discussed above, the 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to, trustees' compensation and expenses, auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.

YEAR 2000

The Fund's Advisor, Administrator, Distributor and Transfer Agent (Colonial Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Colonial Companies is working within the Colonial Companies and with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Colonial Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost unless the Administrator determines that such cost does not approximate current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

TAXES

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net investment income and any net realized capital gains in accordance with the timing requirements imposed by the Code. The Fund does not expect to be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign taxes.

Whether you receive distributions in cash or reinvest them in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

If you are not a U.S. citizen or resident, or if you are subject to "backup withholding," the Fund may be required to withhold a portion of your distributions and, in some cases, redemption proceeds, as a payment of federal income tax.

A sale or redemption of your shares is generally a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

The Fund also offers Class Z shares which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Advisor and its affiliates.)

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                   Initial Sales Charge
                             ----------------------------------
                                                     Retained
                                                        by
                                                    Financial
                                                     Service
                                                     Firm as
                                    as % of            % of
                             ----------------------
                               Amount      Offering   Offering
Amount Purchased              Invested     Price      Price
Less than $50,000               6.10%    5.75%        5.00%
$50,000 to less than
  $100,000                      4.71%    4.50%        3.75%
$100,000 to less than
  $250,000                      3.63%    3.50%        2.75%
$250,000 to less than
  $500,000                      2.56%    2.50%        2.00%
$500,000 to less than
  $1,000,000                    2.04%    2.00%        1.75%
$1,000,000 or more              0.00%    0.00%        0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                      Commission

First $3,000,000                      1.00%
Next $2,000,000                       0.50%
Over $5,000,000                       0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                                     Contingent
            Years                     Deferred
            After                      Sales
           Purchase                    Charge
             0-1                      5.00%
             1-2                      4.00%
             2-3                      3.00%
             3-4                      3.00%
             4-5                      2.00%
             5-6                      1.00%
         More than 6                  0.00%


Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisors are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, Class B and Class C shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Advisor and the Administrator) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1998. The Fund commenced investment operations in 1999.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Advisor
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, MA 02110

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110


Legal Counsel
Bingham Dana LLP
150 Federal Street
Boston, MA 02110

Your financial service firm is:










Printed in U.S.A.






January   , 1999

LIBERTY ALL-STAR GROWTH
AND INCOME FUND


PROSPECTUS



Liberty All-Star Growth and Income Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

For more detailed information about the Fund, call the Administrator at
1-800-426-3750 for the January   , 1999 Statement of Additional Information.




----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

January   , 1999

LIBERTY ALL-STAR
GROWTH AND INCOME
FUND


CLASS Z SHARES

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Liberty All-Star Growth and Income Fund (Fund), a diversified portfolio of LAMCO Trust I (Trust), an open-end management investment company, seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

The Fund is managed by Liberty Asset Management Company (Advisor), an investment advisor since 1985 and an affiliate of the Administrator. The Fund's investment program is based upon the Advisor's multi-manager concept. The Advisor allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). See "How the Fund Pursues its Objective and Certain Risk Factors."

This Prospectus explains concisely what you should know before investing in the Class Z shares of the Fund. Read it carefully and retain it for

                                                                       xx-xx-498


future reference. More detailed information about the Fund is in the January   ,
1999 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


Class Z shares may be purchased only by (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Advisor and its affiliates.

Contents                                              Page
Summary of Expenses
The Fund's Investment Objective
How the Fund Pursues its Objective and
  Certain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
Year 2000
How the Fund Values its Shares
Distributions
Taxes
How to Buy Shares
How to Sell Shares
Telephone Transactions
Organization and History


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your estimated annual expenses for an investment in Class Z shares of the Fund. "Other expenses" are based on estimated amounts for the current fiscal year. See "How the Fund is Managed" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

Maximum Initial Sales Charge Imposed on a Purchase (as a % of              0.00%
offering price)
Maximum Contingent Deferred Sales Charge (as a % of offering price)        0.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Estimated Annual Operating Expenses (as a % of average net assets)


Management fees (after fee waiver)(6)                      0.29%
12b-1 fees                                                 0.00
Other expenses                                             0.96
                                                           ----
Total operating expenses (after fee waiver)(6)             1.25%
                                                           ====

(6) The Advisor and the Administrator have voluntarily agreed to waive a portion of their management fees such that "Total operating expenses" (exclusive of brokerage, interest, taxes, 12b-1 distribution and service fees and extraordinary expenses) do not exceed 1.25% per annum. The waiver is expected to continue at least until April 30, 2000. Absent such voluntary fee waiver, "Management fees" would be 0.80% per annum and "Total operating expenses" would be 1.76% per annum. See "How the Fund is Managed" for other fees paid to the Advisor and its affiliates.


Example

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in the Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The expense numbers in the Example assume the fee waiver described above is in effect. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:



Period:
1 year                 $70
3 years                $95


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


Investment Program; Multi-Management. The Fund invests primarily in equity securities, defined as common and preferred stocks, securities convertible into such stocks, and securities having common stock characteristics (such as warrants and rights to purchase equity securities). The Fund also may invest in sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) (ADRs). The Fund may lend its portfolio securities.


The Fund's investment program is based upon the Advisor's multi-manager concept. The Advisor allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers)--currently five in number--each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In the Advisor's opinion, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

    (i) most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

    (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

    (iii) consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

    (iv) more consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

The Advisor, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of several hundred professional investment management firms, selected Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to the Fund's investment objective.

The Advisor continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund's Portfolio Managers.


The Fund and Advisor have applied to the Securities and Exchange Commission for an exemptive order that would permit the Advisor and the Trust to enter into a portfolio management agreement with a new Portfolio Manager (whether in connection with the replacement of an existing Portfolio Manager or the addition of a Portfolio Manager), or with an existing Portfolio Manager (or its successor) following a transaction resulting in a change of control of such Portfolio Manager, in either case without a vote of shareholders of the Fund. Information regarding any new or additional Portfolio Manager would be sent to shareholders within 90 days of the date of the change or addition. Until such exemptive order is issued, changes or additions of Portfolio Managers will require shareholder approval.


The Fund's current Portfolio Managers are:


   J. P. Morgan Investment Management Inc.
   OpCap Advisors
   Boston Partners Asset Management, L.P.
   Westwood Management Corp.
   Wilke/Thompson Capital Management, Inc.

The Advisor also is the manager of Liberty All-Star Equity Fund, a multi-managed closed-end fund, and Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end fund that serves as an investment vehicle for variable annuities and life insurance policies issued by insurance companies. These other funds have the same investment objective and investment program as the Fund, and currently have the same Portfolio Managers (except that Oppenheimer Capital, an affiliate of OpCap Advisors with the same portfolio management personnel, acts as the Portfolio Manager of the other funds). The Advisor expects that all three funds will make corresponding changes if and when Portfolio Managers are changed in the future. Notwithstanding their identical investment objectives and programs and Portfolio Managers, the Fund's investment performance may not be the same as these other funds because they have different expense ratios, commenced operations on different dates, may have a different cost basis in commonly held securities, and may hold different securities. In addition, unlike the Fund, Liberty All-Star Equity Fund as a closed-end fund operates with a relatively fixed capitalization and is not subject to inflows and outflows of cash resulting from net sales or net redemptions of its shares.


Although under normal circumstances the Fund will remain substantially fully invested in equity securities, up to 35% of its total assets may be invested in U.S. dollar denominated money market instruments of the type described under "Cash Reserves and Repurchase Agreements." The Fund may temporarily reduce its investments in equity securities and invest without limit in such money market instruments for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

The Fund may remain substantially fully invested in equity securities during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.





Short-Term Trading and Portfolio Turnover. In seeking to attain the Fund's objective, the Portfolio Managers will buy or sell portfolio securities whenever they believe it appropriate from an investment standpoint. Their decisions will not generally be influenced by how long the Fund may have owned the security. Changes in the Fund's Portfolio Managers and rebalancings of its portfolio among the Portfolio Managers may result in changes in the securities held by the Fund that otherwise would not have been made. Changes in the securities held by the Fund may result in the realization of distributable capital gains, which are taxable to shareholders.


Cash Reserves and Repurchase Agreements. The Fund may invest temporarily available cash in U.S. dollar denominated money market instruments. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; bankers' acceptances; high quality commercial paper; and repurchase agreements.


Under a repurchase agreement, the Fund purchases a security (usually a U.S. Government security) from a securities dealer or bank, which simultaneously agrees to repurchase the security from the Fund on an agreed upon date (usually not more than seven days from the date of purchase), and at an agreed upon price reflecting the original purchase price plus interest. The obligation of the dealer or bank to repurchase the securities at the agreed upon repurchase price if fully collateralized by the underlying securities, which are held for the Fund by its custodian through the federal book entry system and are marked to market on a daily basis. In the event of a bankruptcy or default of a securities dealer or bank, the Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral declines in value during this period. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.


Securities Lending. The Fund may lend portfolio securities to certain institutions (principally broker-dealers) that the Advisor considers qualified in order to increase income. The loans will not exceed 30% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults.


ADRs. With respect to equity securities, the Fund may purchase sponsored and unsponsored ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of that bank or a corresponding bank and traded on a United States exchange or in an over-the-counter market. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. In the case of ADRs which were not issued at the instance of the issuer of the underlying foreign security ("unsponsored" ADRs), the Fund may be required to pay the proportionate share of the expenses of the depository bank and may have greater difficulty in receiving shareholder communications from the issuer of the underlying foreign security than it would have with a sponsored ADR. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. Investments in ADRs, however, are otherwise subject to the same general considerations and risks pertaining to foreign securities, including the possibility of unfavorable currency exchange rates, less liquid markets, the potential imposition of exchange control regulations (including currency blockage), and political and economic instability.


Certain Derivative Investments. The Fund may engage in transactions in certain kinds of derivative instruments. Such transactions will be entered into (i) for hedging purposes or (ii) to maintain market exposure in connection with (A) the Advisor's rebalancing of the Fund's Portfolio among Portfolio Managers or (B) changes in Portfolio Managers. The Fund also may purchase and sell options on individual securities for hedging purposes or to increase investment return.

The derivative instruments in which the Fund may engage include U.S. and foreign stock and bond index futures contracts, U.S. and foreign interest rate futures contracts, options on stock, bond and interest rate futures contracts, and options on individual securities.

A financial futures contract creates an obligation by the seller of the contract to pay to the buyer an amount of cash determined by multiplying a specified amount by the difference between the value of a specified index (based on stocks, bonds, or interest rates) at the contract's settlement date and some specified benchmark index value. The seller's obligation under a futures contract can be terminated before the settlement date by purchasing a similar offsetting (opposite way) contract. Similarly, a purchase of a futures contract can be terminated by a similar offsetting sale. Gain or loss on a futures contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell a specified security or futures contract at a specified price prior to the option's specified expiration date. A call option gives the option purchaser the right to buy from the option seller (writer); a put option gives the option purchaser the right to sell to the option writer.

The Fund will pay a premium to purchase an option, which will become a loss if the option expires unexercised. The Fund will receive a premium for writing an option, which increases its return if the option expires unexercised or is closed out at a profit. When the Fund writes a call option on a specific security, it may become obligated to sell the security at a below market price. Similarly, if the Fund writes a put option on a specific security, it may become obligated to buy the security at an above market price.

With respect to each futures contract or call option purchased, the Fund will set aside in a segregated account maintained with its custodian (or broker, if legally permitted) cash or liquid securities in an amount equal to the market value of the futures contract or option, less the initial margin deposit. The Fund will write only "covered" options, meaning that, so long as the Fund is obligated as the writer of a call option, it must own the underlying security subject to the option (or comparable securities satisfying the cover requirements of securities exchange). In the case of a put option written by the Fund, the Fund will maintain in a segregated account with the Fund's custodian cash or liquid securities at all times to the price to be paid if the option is executed.

Transactions in futures and options may not precisely achieve the goals of hedging, gaining or maintaining market exposure or increasing returns, as applicable, to the extent there is an imperfect correlation between the price movements of the futures contracts or options and of the underlying securities. In addition, if a Portfolio Manager's prediction on stock or bond market movements or changes in interest or currency exchange rates is inaccurate, the Fund may be worse off than if it had not used such derivative investment techniques.

For more information on these derivative investments, see "Description of Certain Investments--Futures Contracts and Related Options" and "--Options on Securities" in the Statement of Additional Information.

Leverage Risks Associated with Certain Investment Techniques. Certain investment techniques that may be used by the Fund may present additional risks associated with the use of leverage. These techniques are forward commitments and the purchase of securities on a when-issued basis, the purchase and sale of foreign currency on a forward basis, the purchase and sale of certain futures contracts and options thereon, and the purchase and sale of certain options. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements designed to reduce (but not necessarily eliminate) the effect of leverage, the Fund will either "cover" its obligations under such transactions by holding the securities or other commodities (or rights to acquire the securities or such commodities) it is obligated to deliver under such transactions, or deposit and maintain in a segregated account with its custodian cash, liquid securities or securities denominated in the particular foreign currency equal in value to the Fund's obligations under such transactions.

Certain Policies to Reduce Risk. The Fund has adopted certain investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. These investment restrictions are set forth in the Statement of Additional Information.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other Information. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's investment policies that are identified as "fundamental" in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

The Fund's performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Advisor.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Fund's shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Fund. Each of the Advisor, the Administrator, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Advisor furnishes the Fund with investment management services. The Management Agreement authorizes the Advisor to recommend for appointment one or more Portfolio Managers pursuant to a portfolio management agreement among the Trust, on behalf of the Fund, the Advisor and the applicable Portfolio Manager, and to allocate and reallocate from time to time the fund's portfolio assets among the Portfolio Managers for investment management. The Management Agreement provides that each Portfolio Manager shall have full investment discretion and authority to make all determinations with respect to the investment of the portion of the Fund's assets assigned to such Portfolio Manager by the Advisor, in accordance with the Advisor's multi-manager concept. For these services, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.60% (subject to the voluntary fee waiver agreement referred to under "Estimated Annual Operating Expenses" above).

Pursuant to a separate portfolio management agreement with each Portfolio Manager, the Advisor pays each such Portfolio Manager other than OpCap Advisors a fee at the annual rate of 0.30% of the average daily net asset value of that portion of the Fund's portfolio assigned to such Portfolio Manager. The agreement with OpCap Advisors provides for a fee of 0.40% per year of the average daily net asset value of the portion of the Fund's portfolio assigned to it up to $100 million and 0.30% of such average daily net asset value in excess of $100 million. OpCap Advisors has voluntarily agreed, however, to waive any fee in excess of 0.30% until the earlier of January , 2001 or the date the total of the Fund's net assets reaches $100 million. Any increase in the fee payable to OpCap Advisors following the expiration of its fee waiver agreement will be borne by the Advisor.


No one individual at the Advisor is responsible for the Advisor's investment management of the Fund. The following individuals are responsible for the management of the Fund's assets assigned to the particular Portfolio Manager:

Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management, Inc., manages the portion of the Fund's portfolio assigned to that firm. J.P. Morgan Investment Management, Inc. is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a New York Stock Exchange listed bank holding company the principal banking subsidiary of which is Morgan Guaranty Trust Company of New York.


John Lindenthal, Managing Director of Oppenheimer Capital, the parent of OpCap Advisors, manages the portion of the Fund's portfolio assigned to OpCap Advisors.


Mark E. Donovan, Chairman of the Equity Strategy Committee of Boston Partners Asset Management, L.P., manages the portion of the Fund's portfolio assigned to that firm. Boston Partners Asset Management, L.P. owned by its three principals and other employees.

Susan M. Byrne, President and Chief Executive Officer of Westwood Management Corp., a wholly-owned subsidiary of Southwest Securities Group, Inc., manages the portion of the Fund's portfolio assigned to that firm.

Mark A. Thompson, Chairman and Chief Investment Officer of Wilke/Thompson Capital Management, Inc., manages the portion of the Fund's portfolio assigned to that firm. Anthony L. Ventura, President, owns 23% of its outstanding shares, and Mark A. Thompson, Chairman and Chief Investment Officer, owns 56% of its outstanding shares. (The balance of such shares are owned by other employees).


The Administrator provides certain administrative services to the Fund, for which the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of the Fund's average daily net assets. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $3,000 plus a percentage of the Fund's average daily net assets over $50 million.


The Transfer Agent provides transfer agency and shareholder services to the Fund for a monthly fee at the annual rate of 0.236% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor and its affiliates may agree.

The Portfolio Managers place all orders for purchase and sale of portfolio securities. In selecting broker-dealers, the Portfolio Managers may consider research and brokerage services furnished by such broker-dealers to the Advisor or the Portfolio Managers. In recognition of the research and brokerage services provided, a Portfolio Manager may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services.

Fund expenses consist of management, administration, pricing and bookkeeping, shareholder service and transfer agent fees discussed above, the 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to, trustees' compensation and expenses, auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.

YEAR 2000

The Fund's Advisor, Administrator, Distributor and Transfer Agent (Colonial Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Colonial Companies is working within the Colonial Companies and with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Colonial Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value attributable to Class Z by the number of Class Z shares outstanding. Shares of the Fund are generally valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost unless the Administrator determines that such cost does not approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS

Distributions are invested in additional Class Z shares of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

TAXES

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net investment income and any net realized capital gains in accordance with the timing requirements imposed by the Code. The Fund does not expect to be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign taxes.

Whether you receive distributions in cash or reinvest them in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

If you are not a U.S. citizen or resident, or if you are subject to "backup withholding," the Fund may be required to withhold a portion of your distributions and, in some cases, redemption proceeds, as a payment of federal income tax.

A sale or redemption of your shares is generally a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class Z shares . The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

Other Classes of Shares. In addition to Class Z shares, the Fund offers three other classes of shares, Classes A, B and C, through a separate Prospectus. Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, anyone eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges, should do so in preference over other classes.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,00 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1998. The Fund commenced investment operations in 1999.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Advisor

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, MA 02110

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611


Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110


Legal Counsel
Bingham Dana LLP
150 Federal Street
Boston, MA 02110

Your financial service firm is:
Printed in U.S.A.


January   , 1999

LIBERTY ALL-STAR GROWTH
AND INCOME FUND
CLASS Z SHARES


PROSPECTUS


Liberty All-Star Growth and Income Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

For more detailed information about the Fund, call the Administrator at
1-800-426-3750 for the January   , 1999 Statement of Additional Information.



----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

                     LIBERTY ALL-STAR GROWTH AND INCOME FUND
                       Statement of Additional Information
                                 January   , 1999


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty All-Star Growth and Income Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus
of the Fund dated January   , 1999. This SAI should be read together with the
Prospectus. Investors may obtain a free copy of the Prospectus from Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621.


This SAI contains specific information about the Fund and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS


                                                                 Page

         Definitions
         Investment Objective and Policies
         Fundamental Investment Policies
         Other Investment Policies
         Investment Management and Other Services
         Portfolio Turnover
         Other Charges and Expenses
         Custodian
         Independent Auditors
         Description of Certain Investments
         Taxes
         Management of the Fund
         Determination of Net Asset Value
         How to Buy Shares
         Special Purchase Programs/Investor Services
         Programs for Reducing or Eliminating Sales Charges
         How to Sell Shares
         Distributions
         Suspension of Redemptions
         Shareholder Liability
         Shareholder Meetings
         Performance Measures
         Financial Statements

The Fund is newly created and has no operating history.

DEFINITIONS

       "Trust"                   LAMCO Trust I
       "Fund"                    Liberty All-Star Growth and Income Fund
       "Adviser"                 Liberty Asset Management Company, the Fund's investment adviser
       "Administrator"           Colonial Management Associates, Inc., the Fund's administrator
       "LFDI"                    Liberty Funds Distributor, Inc., the Fund's distributor
       "LFSI"                    Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and investment policies. This SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. This SAI also contains additional information about the securities and investment techniques that are described or referred to in the Prospectus.

Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;


2. Own real estate only if acquired as the result of owning securities and not more than 5% of total assets;


3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans only (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions or traded in public securities markets,
     (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such interfund loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and

6. Not concentrate 25% or more of its total assets in any industry (other than securities issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof). Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

7.   Not purchase securities of any one issuer, if

     (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:


a. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities; and

b.   Invest more than 15% of its net assets in illiquid assets.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. Except for the restrictions on borrowings and investments in illiquid assets, all percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of restriction 7 above, an issuer is the entity whose revenues support the security.


INVESTMENT MANAGEMENT AND OTHER SERVICES

General


The Fund's investment program is based upon the Adviser's multi-manager concept. The Adviser allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations (Portfolio Managers)-- currently five in number--each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (Portfolio Management Agreements) among the Trust, on behalf of the Fund, the Adviser and such Portfolio Manager. Under a Fund Management Agreement with the Fund, the Adviser monitors the investment performance and styles of, and from time to time recommends changes in, the Portfolio Managers, and allocates and reallocates the Fund's portfolio assets among them. For these services, the Fund pays the Adviser a monthly fee based on the average of the daily closing value of the total net assets of the Fund at the annual rate of 0.60%. From this fee, the Adviser pays each Portfolio Manager other than OpCap Advisors a monthly fee at the annual rate of 0.30% on the average of the daily closing value of the net assets of the Fund assigned to that Portfolio Manager. OpCap Advisors' agreement provides for a fee of 0.40% on the average of the daily closing value of the net assets assigned to it up to $100 million and 0.30% on such average daily closing value in excess of $100 million. OpCap Advisors has voluntarily agreed, however, to waive any fee in
excess of 0.30% until the earlier of January   , 2001 or the date the total of
the Fund's net assets reaches $100 million. Under the Fund Management Agreement, any liability of the Adviser to the Trust, the Fund and/or its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


The Fund Management Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Fund Management Agreement will automatically terminate upon any assignment thereof and shall continue in effect following its second anniversary and from year to year thereafter only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser or an affiliate thereof pays all salaries of officers of the Trust. The Fund pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing any Prospectuses sent to shareholders. LFDI pays the cost of printing and distributing all other Prospectuses.

As of the date of this Statement of Additional Information, the following entities serve as the Fund's Portfolio Managers:

     J.P. Morgan Investment Management, Inc. J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a New York Stock Exchange listed bank holding company the principal banking subsidiary of which is Morgan Guaranty Trust Company of New York. J.P. Morgan's principal executive officer is Keith M. Schappert, and its directors are Mr. Schappert and William L. Cobb, Jr., C. Nicolas Potter, Michael R. Granito, John R. Thomas, Thomas M. Luddy, Michael E. Patterson, Jean Louis Pierre Brunel, Robert A. Anselmi, Milan Steven Soltis and K. Warren Anderson.


     OpCap Advisors. OpCap Advisors, Oppenheimer Tower, World Financial Center, New York, New York 10281, is a majority-owned subsidiary of Oppenheimer Capital, which in turn is a wholly-owned subsidiary of PIMCO Advisors L.P. OpCap's principal executive officer is Bernard H. Garil.


     Boston Partners Asset Management, L.P. ("Boston Partners"), One Financial Center, Boston, Massachusetts 02111, was founded in April, 1985 by three former principal officers of The Boston Company Asset Management, Inc. Boston Partners is a limited partnership of which Boston Partners, Inc., One Financial Center, Boston, Massachusetts, is the sole general partner.


     Westwood Management Corp. Westwood Management Corp., 300 Crescent Court, Suite 1300, Dallas, Texas 75201, is a wholly owned subsidiary of Southwest Securities Group, Inc., a New York Stock Exchange listed securities firm. Its principal executive officer is Susan M. Byrne. Its directors are Ms. Byrne, Raymond E. Wooldridge, Don A. Buchhotz, David M. Glatstein and Patricia R. Fraze.

     Wilke/Thompson Capital Management, Inc. Wilke/Thompson Capital Management, Inc., 2950 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, is a corporation of which Anthony L. Ventura, its President, owns 23%, and Mark A. Thompson, its Chairman and Chief Investment Officer, owns 56% of its outstanding shares. (The balance of such shares are owned by other employees.) Messrs. Thompson and Ventura comprise its Board of Directors.


Under the Fund Management and Portfolio Management Agreements, neither the Adviser nor the Portfolio Managers are liable for actions taken by them in good faith and without gross negligence or willful misfeasance. Although the Portfolio Managers' activities are subject to general oversight by the Adviser and the Trustees and officers of the Trust, neither the Adviser nor such Trustees and officers evaluate, or have liability for, the investment merits of the Portfolio Managers' selections of individual securities.

Expense Limitations


The Adviser and Administrator have agreed to waive or reimburse all expenses, including management and administration fees, but excluding 12b-1 distribution and service fees, interest, taxes, brokerage, and other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, incurred by the Fund in excess of 1.25% of average net asset value per annum. Such arrangement may be terminated by the Adviser and the Administrator at any time.


PORTFOLIO TURNOVER

The Fund cannot accurately predict portfolio turnover, but the Adviser anticipates that it will not exceed 100% annually. If the Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolio. The

Fund pays brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, and may result in the realization of distributable capital gains, which are taxable to non-exempt shareholders. Changes in the Fund's Portfolio Managers and rebalancings of its portfolio among the Portfolio Managers may result in higher portfolio turnover than would otherwise be the case.

OTHER CHARGES AND EXPENSES

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of the average daily net assets and a monthly pricing and bookkeeping fee of $3,000 plus the following percentages per annum of the Fund's average daily net assets over $50 million:

                         0.035% on the next $950 million
                         0.025% on the next $1 billion
                         0.015% on the next $1 billion
                         0.001% on the excess over $3 billion

Under the Fund's transfer agency and shareholder servicing agreement, the Fund pays LFSI a monthly fee at the annual rate of 0.236% of average daily net assets, plus certain out-of-pocket expenses.


Trustees' Fees

The following table sets forth (i) the estimated amount of compensation to be paid by the Trust to the Trustees for 1999, and (ii) the amount of compensation paid to the Trustees of the Trust in their capacities as Trustees of the Liberty Funds Complex for service during the calendar year ended December 31, 1998(a):


                                       Estimated Compensation                  Total Compensation From
                                   From The Trust to Be Paid To              Liberty Funds Complex Paid
                                      The Trustees For The                 To The Directors/Trustees For
                                      Calendar Year Ended                     The Calendar Year Ended
Trustee                               December 31, 1999(b)                     December 31, 1998(c)
-------                              ---------------------                    ---------------------

Robert J. Birnbaum                        $42,500
John V. Carberry                                0(d)
James E. Grinnell                          42,500
Richard W. Lowry                           42,500
William E. Mayer                           42,500
John J. Neuhauser                          42,500

(a) The Liberty Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) The Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., each of which has the same Board of Trustees, pay aggregate Trustees' fees of $125,000 per annum, assuming a minimum of four meetings are held and attended, one third of which is allocated among the three funds on a per fund basis and the remaining two thirds of which is allocated based on net assets.

(c) At December 31, 1998, the Liberty Funds Complex consisted of 52 open-end and 5 closed-end management investment company portfolios advised by the Administrator or its affiliates, Newport Fund Management Inc. and Stein Roe & Farnham Incorporated, nine funds of Liberty Variable Investment Trust advised by Liberty Advisory Services Corp., an affiliate of the Adviser, and the closed-end Liberty All-Star Equity and Liberty All-Star Growth Fund, Inc. advised by the Adviser.

(d)      Mr. Carberry does not receive compensation for serving as a Trustee.

(e)      Includes $      payable in later years as deferred compensation.


Ownership of the Fund


At inception, the Advisor owned 100% of the Fund and, therefore, may be deemed to "control" the Fund.

12b-1 Plan, CDSC and Conversion of Shares

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFDI monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, Class B and Class C shares. The Fund also pays LFDI monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. LFDI may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFDI's expenses, LFDI may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFDI and its affiliates (including the Adviser and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the applicable Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and of any shares issued on the reinvestment of distributions on such share will be automatically converted into a number of Class A shares having an equal value. Class A shares are not subject to the 0.75% distribution fee.

CUSTODIAN

The Chase Manhattan Bank is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT AUDITORS

KPMG LLP are the Fund's independent auditors providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission (SEC) filings.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the Fund.

Cash Reserves and Repurchase Agreements

As stated in the Prospectus, the Fund may invest in U.S. Government securities (including direct U.S. Government obligations and U.S. Government Agency securities described below), certificates of deposit, bankers' acceptances, time deposits, high quality commercial paper and repurchase agreements. The money market instruments that may be used by the Fund may include:

United States Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either:
(i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

Bank and Savings and Loan Obligations. These include certificates of deposit and bankers' acceptances. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation (FDIC), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Fund will not invest in time-deposits maturing in more than seven days.

Short-Term Corporate Debt Instruments. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Fund may purchase corporate debt securities having greater maturities.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the value of the Fund's net assets would be invested in such agreements or other securities which are illiquid.


The Fund will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Fund is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with commercial banks or registered broker-dealers.

Options on Securities

The Fund may purchase and sell options on individual securities.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of a Portfolio Manager, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and (iv) repurchase agreements maturing in more than seven days.

Risk Factors in Options Transactions. The successful use of the Fund's options strategies depends on the ability of a Portfolio Manager to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when a Portfolio Manager deems it desirable to do so. Although the Fund will take an option position only if a Portfolio Manager believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

The Fund may buy and sell certain future contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectus.

A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

The Fund will enter into futures contracts only when, in compliance with the SEC's requirements, cash or high quality liquid debt securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Fund is subject to a Portfolio Manager's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Futures Contracts and Related Options; Associated Risks. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. The Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's Portfolio Managers will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to a Portfolio Manager's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Fund's Portfolio Managers may still not result in a successful hedging transaction.

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Securities Loans

The Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general and should not be viewed as a substitute for careful tax planning. Prospective investors are urged to consult their tax advisers regarding the effect an investment in the Fund may have on their own tax situation.

Taxation of the Fund.

Federal Taxes. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of its portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular federal corporate income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities).

Massachusetts Taxes. As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders.

Fund Distributions. In general, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year. Distributions will be taxed as described above whether received in cash or reinvested in additional Fund shares.

Any Fund distribution will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Dispositions of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Alternative Minimum Tax. Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. The portion of the Fund's ordinary income dividends attributable to dividends received with respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the dispositions of such obligations). Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. Government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Dividend/Accounting Policies. The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

Certain Specific Investments. Any investment in zero-coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Options and Futures Contracts. The Fund's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Foreign Investments. Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Foreign Income Taxes. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

U.S. Taxation of Non-U.S. Persons. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFSI may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

MANAGEMENT OF THE FUND

The Adviser is the investment adviser to the Fund. The Adviser is a indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal addresses and business occupations during the last five years, are shown below.


                                                          Positions(s) held with the    Principal occupations during past five
Name and Address                           Age            Trust                         years
----------------                           ---            ---------------------------   --------------------------------------

Robert J. Birnbaum                         70             Trustee                       Retired; Special Counsel, Dechert Price &
313 Bedford Road                                                                        Rhoads (September, 1988 to December,
Ridgewood, NJ 07450                                                                     1993).


                                       16



John V. Carberry*                          51             Chairman of the               Senior Vice President, Liberty Financial
Federal Reserve Plaza                                     Board and Trustee             Companies, Inc. (since February, 1998);
600 Atlantic Avenue                                                                     Managing Director, Salomon Brothers, Inc.
Boston, MA 02210                                                                        (from December, 1974 to February, 1998).

James E. Grinnell                          68             Trustee                       Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

Richard W. Lowry                           62             Trustee                       Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

William E. Mayer                           57             Trustee                       Partner, Development Capital, LLC
                                                                                        (formerly Dean, College of Business and
                                                                                        Management, University of Maryland from
                                                                                        October, 1992 to November, 1996, Dean,
                                                                                        Simon Graduate School of Business,
                                                                                        University of Rochester from October,
                                                                                        1991 to July, 1992).

John J. Neuhauser                          54             Trustee                       Dean, Boston College School of Management
                                                                                        since September, 1977.

Christopher S. Carabell                    33             Vice President                Vice President, Investments, LAMCO
Federal Reserve Plaza                                                                   Adviser (March, 1996 to present);
600 Atlantic Avenue                                                                     Associate Director, U.S. Equity Research,
Boston, MA 02210                                                                        Rogers Casey & Associates, January, 1995
                                                                                        to March, 1996; Director of Investments,
                                                                                        Boy Scouts of America, Inc., June, 1990
                                                                                        to January, 1995

Richard R. Christensen                     65             President                     President and Chief Executive Officer,
Federal Reserve Plaza                                                                   the Advisor (since January, 1995);
600 Atlantic Avenue                                                                     President, Liberty Investment Services,
Boston, MA 02210                                                                        Inc. (April, 1987 to March, 1995).

J. Kevin Connaughton                       34             Controller and Chief          Controller and Chief Accounting Officer
                                                          Accounting Officer            of the Colonial Funds since February,
                                                                                        1998, Vice President of Colonial
                                                                                        Management Associates, Inc.
                                                                                        since February, 1998 (formerly
                                                                                        Senior Tax Manager, Coopers &
                                                                                        Lybrand, LLP from April, 1996 to
                                                                                        January, 1998; Vice President,
                                                                                        440 Financial Group/First Data
                                                                                        Investor Services Group from
                                                                                        March ,1994 to April, 1996; Vice
                                                                                        President, The Boston Company
                                                                                        (subsidiary of


                                                           17



                                                                                        Mellon Bank) from December, 1993
                                                                                        to March, 1994; Assistant Vice
                                                                                        President and Tax Manager, The
                                                                                        Boston Company from March, 1992
                                                                                        to December, 1993).

John L. Davenport                          62             Secretary                     Vice President and Associate General
Federal Reserve Plaza                                                                   Counsel of Liberty Financial Companies,
600 Atlantic Avenue                                                                     Inc. and predecessor (since January,
Boston, MA 02210                                                                        1984).

Timothy J. Jacoby                          45             Treasurer and Chief           Treasurer, Controller, Chief Financial
One Financial Center                                      Financial Officer             Officer and Chief Accounting Officer of
Boston, MA 02111                                                                        the Colonial Funds; Senior Vice President
                                                                                        and Chief Financial Officer of Colonial
                                                                                        Management Associates, Inc. since
                                                                                        September, 1996; formerly Senior Vice
                                                                                        President, Fidelity Accounting and
                                                                                        Custody Services, Inc. (October, 1993 to
                                                                                        September 1996) and Assistant Treasurer
                                                                                        to the Fidelity Group of Funds (August,
                                                                                        1990 to September, 1993).

William R. Parmentier, Jr.                 45             Vice President                Senior Vice President and Chief
Federal Reserve Plaza                                                                   Investment Officer, Adviser (April, 1995
600 Atlantic Avenue                                                                     to present); Chief Investment Officer of
Boston, MA 02210                                                                        Grumman Corporation, 1979-1994

Davey S. Scoon                             51             Vice President                Vice President of Colonial Funds (since
One Financial Center                                                                    June, 1993); Executive Vice President
Boston, MA 02111                                                                        (since July, 1993), Senior Vice President
                                                                                        and Treasurer (March, 1985 to July, 1993),
                                                                                        Colonial Management Associates, Inc.


As indicated in the above table, certain Trustees and officers of the Trust also hold positions with the Adviser, Liberty Financial, the Administrator, Stein Roe & Farnham Incorporated and/or certain of their affiliates. Certain of the Trustees and officers of the Trust hold comparable positions with certain other investment companies.

* A Trustee who is an "interested person" (as defined in the Act) of the Trust or the Adviser.

The business address of the officers of the Trust is 600 Atlantic Avenue, Boston, MA 02110.


The Boards of Trustees or Directors of the Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. are comprised of the same persons and expect to hold their regular meetings concurrently. Each Trustee or Director will receive an aggregate annual retainer of $10,000 and attendance fees of $3,000 for each joint meeting attended, with a minimum total of $25,000 if less than five meetings are held and all meetings are attended, plus out-of-pocket expenses relating to attendance at meetings. One third of the aggregate of the Trustees and Directors fees and expenses will be allocated among the Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. on a per fund basis, and the remaining two-thirds will be allocated based on the relative net assets of the three funds.



The Administrator and/or its affiliate, Colonial Advisory Services, Inc. , has rendered investment advisory services to investment company, institutional and other clients since 1931. The Administrator currently serves as investment adviser and administrator for 39 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser, the Administrator or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Under an Administration Agreement with the Fund, the Administrator has contracted to perform the following administrative services:

              (a) providing office space, equipment and clerical personnel;

              (b) arranging, if desired by the Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of the Trust;

              (c) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations;

              (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

              (e) coordinating and overseeing the activities of the Fund's other third-party service providers; and

              (f)       maintaining certain books and records of the Fund.

The Adviser is paid a monthly fee at the annual rate of average daily net assets. See "Investment Management and Other Services - General."

Portfolio Transactions and Brokerage

Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, the portfolio management agreements with the Fund's Portfolio Managers provide that the Adviser has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between the Adviser and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between the Adviser and the Portfolio Manager) which provide or make available research products and services to the Adviser. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to the Adviser through brokers and dealers executing transactions for the Fund and other clients of the Adviser include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by the Adviser in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by the Adviser in connection with its management of other multi-managed clients of the Adviser. In instances where the Adviser receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

The Adviser from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the portfolio transactions for the Fund and other multi-managed clients of the Adviser initiated by such Portfolio Manager that are to be directed to brokers and dealers that provide or make available research products and services to the Adviser and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Act.

Principal Underwriter

LFDI is the principal underwriter of the Fund's shares. LFDI has no obligation to buy the Fund's shares, and purchases the Fund's shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

Investor Servicing and Transfer Agent

LFSI is the Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Fund. The fee paid to LFSI is based on the average daily net assets of the Fund plus reimbursement for certain out-of-pocket expenses. See "Other Charges and Expenses" in this SAI for information on fees received by LFSI. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to LFSI or generally by 6 months' notice by LFSI to the Fund. The agreement limits the liability of LFSI to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFSI to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFSI against, among other things, loss or damage incurred by LFSI on account of any claim, demand, action or suit made on or against LFSI not resulting from LFSI's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value (NAV) per share for each Class as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Administrator deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Administrator in good faith under the direction of the Trust's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.

HOW TO BUY SHARES

The Prospectuses contain a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFSI, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFDI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFDI retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application (Application). LFDI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFDI for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank will subject such purchaser to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFSI acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFSI, provided the new FSF has a sales agreement with LFDI.

Shares credited to an account are transferable upon written instructions in good order to LFSI and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFSI for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.


Fundamatic Program. As a convenience to investors, shares of the Fund may be purchased through the Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase the Fund's shares at the public offering price next determined after LFDI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from LFDI.




LFDI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


Tax-Sheltered Retirement Plans. LFDI offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. BankBoston, N.A. is the Trustee of LFDI prototype plans and charges a $15 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFDI.

Participants in non-LFDI prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFSI. Participants in LFDI prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFSI. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFDI IRA Rollover account in any fund, or if the Plan maintains an omnibus account.


Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling LFSI, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.


Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from the Fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFSI for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


Right of Accumulation and Statement of Intent (Available only on the Class A shares). Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFDI. The applicable sales charge is based on the combined total of:


1.            the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C and Z shares).


LFDI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFSI. The Fund may terminate or amend this Right of Accumulation.


Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent (Statement). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.


During the term of a Statement, LFSI will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFDI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFDI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFSI will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFSI at 1-800-345-6611.

Reinstatement Privilege. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of the Fund at the NAV next determined after LFSI receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or LFSI. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of the Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

Privileges of Employees or Financial Service Firms. Class A shares of the Fund may be sold at NAV to the following individuals whether currently employed or retired: Trustees of the Trust; directors, officers and employees of the Adviser and the Administrator, LFDI and other companies affiliated with the Adviser and the Administrator; registered representatives; employees of FSFs (including their affiliates) and the Portfolio Managers and such Portfolio Managers' immediate families that are parties to dealer agreements or other sales arrangements with LFDI; and such persons' families and their beneficial accounts.

Sponsored Arrangements. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of the Fund may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with LFDI pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (Classes A, B, and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFSI, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFSI, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFSI, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFSI for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFSI and may charge for this service.

Systematic Withdrawal Plan

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Fund will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

The Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFSI will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the Application. LFSI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


LFSI Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

SUSPENSION OF REDEMPTIONS

The Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of the Fund incurring financial loss on account of another Colonial Fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Colonial Fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History" in the Prospectus of the Fund, the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the

Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

Total Return

Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Distribution rate. The distribution rate for each class of shares of the Fund is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the Fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the Fund's portfolio securities (net of the Fund's expenses). The Fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The Fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser and the Administrator to be reputable, and publications in the press pertaining to a Fund's performance or to the Adviser and the Administrator or their affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.

All data are based on past performance and do not predict future results.

                              FINANCIAL STATEMENTS

                           STATEMENT OF ASSETS & LIABILITIES
                         LIBERTY ALL-STAR GROWTH & INCOME FUND
                                   JANUARY 11, 1999

ASSETS:
                Cash                                          $100,000
                                                              --------
                Total Assets                                   100,000

LIABILITIES:
                Total Liabilities                                    0
                                                              --------

NET ASSETS                                                    $100,000
                                                              ========

                Net assets consist of:
                Paid in Capital                               $100,000

NET ASSETS:                                                   $100,000
                                        Class A                $10,000
                                        Class B                $10,000
                                        Class C                $10,000
                                        Class Z                $70,000

       Shares outstanding:
                                        Class A                  1,000
                                        Class B                  1,000
                                        Class C                  1,000
                                        Class Z                  7,000
NET ASSET VALUE:
                                        Class A                 $10.00
                                        Class B                 $10.00
                                        Class C                 $10.00
                                        Class Z                 $10.00

Notes to
Financial
Statements
January 11, 1999

Note 1. Organization and Accounting Policies


Liberty All-Star Growth and Income Fund (the "Fund"), a diversified portfolio of LAMCO Trust I, organized as a Massachusetts business trust on November 4, 1998, is an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered at net asset value. There are certain restrictions on the purchase of Class Z shares.

Provision for Federal Income Tax-The Fund intends to qualify as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.


Note 2. Fees Paid to Affiliates


Management Fee: Liberty Asset Management Company (the Advisor), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company, is the investment Advisor of the Fund. The Fund's investment program is based upon the Advisor's multi-manager concept. The Advisor allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations. Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Advisor a management fee for its investment management services at an annual rate of 0.60% of the Fund's average daily net assets.


Administration fee: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.20% of the Fund's average daily net assets.

Bookkeeping fee: The Administrator provides bookkeeping and pricing services for $36,000 per year plus a percentage of the Fund's net assets as follows:

                  Average Net Assets                 Annual Fee Rate
                  First $50 million                   No charge
                  Next $950 million                      0.035%
                  Next $1 billion                        0.025%
                  Next $1 billion                        0.015%
                  Over $3 billion                        0.001%


Transfer Agent: Liberty Funds Services, Inc. (the Transfer Agent) an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

The fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                          Independent Auditors' Report

The Board of Trustees of LAMCO TRUST I and
Shareholders of Liberty All-Star Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Growth and Income Fund (the "Fund") as of January 11, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Liberty All-Star Growth and Income Fund as of January 11, 1999, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
January 11, 1999

                            PART C  OTHER INFORMATION

Item 24.         Financial Statements and Exhibits

      (a)        Financial Statements:


                 Included in Part A
                 None
                 Included in Part B
                 Statement of Assets and Liabilities as of January 11 , 1999 Independent Auditors Report


      (b)        Exhibits:


                 5.(b)(i) Form of Portfolio Management Agreement among Registrant on behalf of Liberty All-Star Growth and Income Fund, Liberty Asset Management Company, and Portfolio Managers other than OpCap (filed as Exhibit 5(b) to Registration Statement as initially filed and incorporated herein by reference)

                 5.(b)(ii)      Form of Portfolio Management Agreement among
                                Registrant on behalf of Liberty All-Star Growth and Income Fund, Liberty Asset Management
                                Company and OpCap Advisors

                 6.(a) Form of Distributor's Contract with Liberty Funds Distributor, Inc.

                 11.            Consent of independent auditors

                 13. Stock subscription agreement between Registrant and Liberty Asset Management Company






                 18.(a) Power of Attorney for Trustees (included as part of signature page)





Item 26.         Number of Holders of Securities

                 As of the effective date of this Registration Statement, the number of holders of shares of beneficial interest of Liberty All-Star Growth and Income Fund, the sole series of Registrant, of each class will be as follows:





     (1)                                      (2)
Title of Class                     Number of Record Holders
     A                                        one
     B                                        one
     C                                        one
     Z                                        one





Item 28.         Business and Other Connections of Investment Adviser

                 Liberty Asset Management Company ("LAMCO"), the fund manager of the Liberty All-Star Growth and Income Fund, currently the sole series of Registrant, is primarily engaged in the provision of its multi-management services to Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., multi-managed closed-end investment companies, and Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end investment company that serves as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies.

                 Kenneth R. Leibler, Chairman of the Board, Lindsay Cook, Senior Vice President and a Director, J. Andrew Hilbert, Vice President and Treasurer, John A. Benning, Vice President and Secretary, and Michael E. Santilli, Controller, of LAMCO, are each officers (and in the case of Mr. Leibler, a Director) of LAMCO's indirect parent, Liberty Financial Companies, Inc.("Liberty Financial"), and devote substantially all of their business time to the business of Liberty Financial and its subsidiaries. The remaining officers of LAMCO devote all or substantially all of their business time to its affairs.

                 The business and other connections of the officers, directors or partners of the Portfolio Managers of Liberty All-Star Growth and Income Fund are listed in Schedules A, B and D of their respective ADV Forms currently on file with the Commission, which information is hereby incorporated by reference. The file numbers of such ADV Forms are as follows:


                 OpCap Advisors                          801-27180


                 J.P. Morgan Investment Management Inc.  801-9755

                 Wilke/Thompson Capital Management, Inc. 801-30224

                 Westwood Management Corporation         801-18727

                 Boston Partners Asset Management, L.P.  801-49059

                                  ************

                                     NOTICE



      A copy of the Agreement and Declaration of Trust of LAMCO Trust I (Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement is not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on January 8, 1999.

                                  LAMCO TRUST I



                                  By: /s/ Richard R. Christensen
                                      -----------------------------------------
                                          Richard R. Christensen, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a Trustee, or Officer, or both, as the case may be, of the Registrant, does also hereby appoint John A. Benning, William R. Parmentier, Richard R. Christensen, John L. Davenport, and Jeremiah J. Bresnahan, Jr. and each of them, severally, or if more than one acts, a majority of them his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all further amendments to this Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest to the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the others and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signature                                            Title                              Date
---------                                            -----                              ----
/s/ Richard R. Christensen                           President (Chief Executive         January 8, 1999
--------------------------------------------         Officer)
Richard R. Christensen

/s/ Timothy J. Jacoby                                Treasurer (Principal               January 8, 1999
--------------------------------------------         Financial and Accounting
Timothy J. Jacoby                                    Officer)

/s/ J. Kevin Connaughton                             Controller (Principal              January 8, 1999
--------------------------------------------         Accounting Officer)
    J. Kevin Connaughton

/s/Robert J. Birnbaum                                Trustee                            January 8, 1999
--------------------------------------------
Robert J. Birnbaum





/s/ John V. Carberry                                 Trustee                            January 8, 1999
--------------------------------------------
John V. Carberry

/s/ James E. Grinnell                                Trustee                            January 8, 1999
--------------------------------------------
James E. Grinnell

/s/ Richard W. Lowry                                 Trustee                            January 8, 1999
--------------------------------------------
Richard W. Lowry

/s/ William E. Mayer                                 Trustee                            January 8,  1999
--------------------------------------------
William E. Mayer

/s/ John J. Neuhauser                                Trustee                            January 8,  1999
--------------------------------------------
John J. Neuhauser

                                  EXHIBIT INDEX




 5(b)(ii) Form of Portfolio Management Agreement among Registrant on behalf of Liberty All-Star Growth and Income Fund, Liberty Asset Management Company, and OpCap Advisors.

 6(a)             Form of Distributor's Contract with Liberty Funds Distributor,
                  Inc.

 11               Consent of independent auditors

 13 Stock subscription agreement between Registrant and Liberty Asset Management Company